UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2021 (November 19, 2021)

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1450 Brickell Avenue, 31st Floor
Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

6.50% Notes due 2025	WHFBZ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Underwriting Agreement

On November 19, 2021, WhiteHorse Finance, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, H.I.G. WhiteHorse Advisers, LLC, H.I.G. WhiteHorse Administration, LLC and Raymond James & Associates, Inc., as representative of the several underwriters named on Schedule A thereto, in connection with the issuance and sale by the Company of $75.0 million in aggregate principal amount of its 4.00% notes due 2026 (the “Notes”), in a registered public offering (the “Offering”).

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333-231247) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement, dated November 19, 2021 (the “Preliminary Prospectus Supplement”), a final prospectus supplement, dated November 19, 2021 (the “Final Prospectus Supplement”), and the pricing term sheet filed with the SEC on November 19, 2021. The Offering closed on November 24, 2021.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indenture

On November 24, 2021, the Company entered into a second supplemental indenture (the “Second Supplemental Indenture”), between the Company and American Stock Transfer & Trust Company, LLC, which supplements the base indenture, dated November 13, 2018 (together with the Second Supplemental Indenture, the “Indenture”) pursuant to which the Notes were issued.

The Notes will mature on December 15, 2026 and may be redeemed in whole or in part at the Company’s option. The Notes bear interest at a rate of 4.00% per year payable semi-annually on June 15 and December 15 of each year, commencing June 15, 2022. The Notes will be the Company’s direct, unsecured obligations and will rank pari passu in right of payment with the Company’s current and future unsecured unsubordinated indebtedness, senior to any of the Company’s future indebtedness that expressly states it is subordinated in right of payment to the Notes, effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which the Company subsequently grants security) to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, financing vehicles, or similar facilities.

The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, after giving effect to any exemptive relief granted to the Company by the SEC and subject to certain other exceptions. In addition, holders of the Notes can require the Company to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a “Change of Control Repurchase Event,” as defined in the Second Supplemental Indenture. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold in the Offering pursuant to the Registration Statement, the Preliminary Prospectus Supplement and the Final Prospectus Supplement. The net proceeds to the Company were approximately $73.3 million, based on the public offering price per Note of 99.997% of the aggregate principal amount thereof, after deducting the underwriting discounts and commissions of $1.5 million payable by the Company and estimated offering expenses of approximately $0.2 million payable by the Company. The Company intends to use all or substantially all of the net proceeds to repay amounts outstanding under its existing indebtedness, including the Company’s $35 million aggregate principal amount of 6.50% unsecured notes due 2025, to fund new investments in accordance with the Company’s investment objective and strategies and for general corporate purposes.

The foregoing descriptions of the Second Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Supplemental Indenture and the Notes, filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this Current Report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 19, 2021, among WhiteHorse Finance, Inc., H.I.G. WhiteHorse Advisers, LLC, H.I.G. WhiteHorse Administration, LLC and Raymond James & Associates, Inc., as representative of the several underwriters named on Schedule A thereto.
4.1	Second Supplemental Indenture, dated November 24, 2021, between the Company and American Stock Transfer & Trust Company, LLC.
4.2	Form of 4.00% Notes due 2026 (Incorporated by reference to Exhibit 4.1 hereto).
5.1	Opinion of Dechert LLP.
23.1	Consent of Dechert LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2021

WHITEHORSE FINANCE, INC.

By:	/s/ Joyson C. Thomas
Joyson C. Thomas
Chief Financial Officer